Company Presentation
November 2014

LUMOS NETWORKS

LUMOS NETWORKS

Use of Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Lumos Networks Corp. believes they provide relevant and useful information to investors. The Company utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth. Lumos Networks Corp. also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward-Looking Statements

Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,” “should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: rapid development and intense competition in the telecommunications and high speed data transport industry; our ability to offset expected revenue declines in legacy voice and access products related to the recent regulatory actions, wireless substitution, technology changes and other factors; our ability to effectively allocate capital and implement our “edge-out” expansion plans in a timely manner; our ability to complete customer installations in a timely manner; adverse economic conditions; operating and financial restrictions imposed by our senior credit facility; our cash and capital requirements; declining prices for our services; our ability to maintain and enhance our network; the potential to experience a high rate of customer turnover; federal and state regulatory fees, requirements and developments; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports filed on Forms 10-K and our Quarterly Reports filed on Forms 10-Q.

LUMOS NETWORKS

Advanced Fiber Network Driving Value for Our Customers


Lumos Networks provides next-generation communication solutions and tailored services to customers over an advanced fiber network

LUMOS NETWORKS

Lumos at a Glance

7,645 Fiber Route Miles; 352,000 Total Fiber Miles
46 Average Strand Count



Erie
Chicago, IL
Altoona
Harrisburg
Pittsburgh
Cumberland
Hagerstown
Columbus
Morgantown
Winchester
Washington DC
Clarksburg
Ashburn
Parkersburg
Harrisonburg
Culpeper
Charleston
Charlottesville
Ashland
Huntington
Lewisburg
Covington
Waynesboro
Richmond
Lynchburg
Bluefield
Blacksburg
Danville
Bristol
Greensboro
Atlanta
Fiber Network
Edge Out Markets
Internet Exchange Points
Data Centers
"Lit" Markets

Attractive Fundamentals

- Long-term Fiber Contracts
- Opportunity for 15-20%+ ROI on certain fiber projects
- Well-positioned for Ethernet growth
- 4G LTE wireless deployments (FTTC)
- Unique fiber assets in footprint
- Carrier End User/Data Center opportunities
- Favorable interest rate and tax environment

Revenue Opportunities

	Current[1]		Market Opportunity[2]
FTTC	708	→	~7,400
On-Net Buildings	1,456	→	104,000
Total Connected Data Centers	28	→	100+

[1] As of 9/30/2014
[2] Based on Lumos Networks' internal research and analysis of data from research, surveys and studies conducted by third parties, such as Tower Source (for FTTC sites), Equifax Telecom and Stratsoft (for On-Net buildings) and public records databases (for data centers). Market Opportunity denotes wireless cell sites within 3 miles and buildings within ½ mile of the Lumos Networks fiber footprint and includes recently announced planned market expansion in Richmond and Norfolk.

Exponential Growth in Bandwidth Demand

Bandwidth Demand Drivers

- Proliferation of network-connected devices and locations
  - 2013 to 2018 tablets, mobile phones, and M2M traffic growth rates of 87%, 63%, and 113%, respectively
- Rapid growth in rich media applications
  - In 2017, nearly a million minutes of video content will cross global IP networks every second
- Spectrum constraints require increased efficiency to manage mobile data traffic
- Adoption of network-centric computing services, e.g. Cloud
- Increased outsourcing of IT infrastructure

U.S. Mobile IP Traffic



Web & Data
Video
~7x Increase from 2013 to 2018
Exabytes ("EB") per Month
3.0 EB
2.5 EB
2.0 EB
1.5 EB
1.0 EB
0.5 EB
0.0 EB
2013
2014
2015
2016
2017
2018

U.S. Business IP Traffic



Web & Data
Video
~2x Increase from 2013 to 2018
Exabytes ("EB") per Month
5.0 EB
4.0 EB
3.0 EB
2.0 EB
1.0 EB
0.0 EB
2013
2014
2015
2016
2017
2018

Source: Cisco Visual Networking Index 2014

LUMOS NETWORKS

Data Products

FTTC *(~18% of 3Q14 Data Revenue)*	▪ FTTC backhaul supports 4G LTE growth ▪ Long-term target of ~$85 million in FTTC revenue [1] ▪ Signed contracts for 52% of total connections in long-term plan ▪ Targeted FTTC incremental Gross Margin of 85%+ [1]
Enterprise Data *(~39% of 3Q14 Data Revenue)*	▪ Large untapped Carrier End User and Data Center opportunities ▪ 15% of total Enterprise Revenue stream renewed YTD at 3+ year average contract length with growing MRC ▪ Carrier End User: Long-term target of ~50% of total Enterprise sales bookings [1]
Transport *(~43% of 3Q14 Data Revenue)*	▪ IP-based Ethernet Transport and wavelength potential ▪ Consistent wins of long-term (3-7 year) Wavelength and TDM contracts ▪ Significant reduction in DS1/DS3 exposure in last 2 years

[1] Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved

LUMOS NETWORKS

Planned Fiber Network Expansion in Richmond and Norfolk

- 665 Route Miles and ~100,000 Total Fiber Strand Mileage
- Significant Expansion of Richmond, Va. Network with the Addition of Norfolk, Petersburg and Hampton Roads Markets
- Expected Completion in 2016 at total cost of $40 Million
- Underpinned by 250 Unique FTTC Tower Contract with Major Wireless Carrier
- Increases Total Enterprise Addressable Market by ~$135 Million, up ~60% vs Existing Markets
- Increased Tower Addressable Market to 7,400 within 3 miles of footprint



N
W
E
S
LUMOS
NETWORKS
Legend
Lumos Networks Expansion
In Construction
Lumos Networks Fiber
0 5 10 20 30 40
Miles

LUMOS NETWORKS

FTTC Opportunities Accelerate

Dramatic Growth in Mobile Data Traffic Driving Increased Backhaul Bandwidth Requirements



	1999 - 2003	2004 - 2007	2014+
Devices			
Backhaul Technology	T1	T1 / SONET	Moving to Carrier Ethernet
Use Case	Voice / Text	Voice / Text / Email	Voice / Text / Email / Rich Media / Streaming Video

Compelling Site Economics

- ✓ Scalable bandwidth capability drives margin expansion
- ✓ Long-term contracts
- ✓ Attractive return on investments

LUMOS NETWORKS

Project Ark is Live

- New MEF-certified Carrier Ethernet MPLS/IP Fiber Network
- Core Network Completed in September using Cisco Router Equipment and Traffic Already Routed onto Ark
- Expect 20% of FTTC Traffic routed onto Ark by YE14 and ~100% of FTTC Traffic Routed onto Ark by mid-2015
- Cisco provides new testing tools, thousands of hours of training, and 2 R&D centers
- Ark planned to provide total bandwidth throughput up to ~1 Terabit (equivalent to 2,500 circuits at 400 Mbps each)
- Allows for cost effective scalability for upgraded FTTC connection target of 3,100

ARK²



LUMOS NETWORKS

Significant Increase in Long-Term FTTC Targets (as of Nov 2014)

	Revised	Prior
Annual Revenue [1]	~$85 Million	~$70 Million
Gross Margin[1]	~$72 Million	~$60 Million
Total Unique Towers[2]	1,875	1,500
Total FTTC Connections[2]	3,100	2,250
Tenants (Connections/Tower)[2]	1.65	1.5
Monthly Revenue/Connection[2]	~$2,300	~$2,600
Addressable Market[2]	7,400	5,400

Key Drivers of FTTC Upgrade

1) Continued FTTC share gains in footprint as new towers are built and copper/microwave sites migrate to Carrier Ethernet
2) Planned 665 Route-Mile Expansion into Richmond, Norfolk, Petersburg and Hampton Roads, Virginia markets underpinned by 250 FTTC Unique Tower Contract
3) Pro-Forma Tower Addressable Market Increase to 7,400 (within 3 miles) from 5,400
4) Continued Aggressive Expansion of Fiber Footprint, including key Long-Haul routes from Richmond to Charlottesville and Richmond to Ashburn, Va. Lumos Networks added 231 route miles of fiber YTD through 9/30/14.

[1] Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved

[2] Represents management's long-term estimates prepared using data from industry publications and its market knowledge and experience. Management's estimates have not been verified by any independent source and are subject to various risks and uncertainties, which could cause actual results to materially deviate from estimates. You should not regard the inclusion of an estimate in this presentation as a representation by any person of future results.

Strong FTTC Growth Opportunity in Our Footprint

- ~7,400 Towers within 3 miles of Lumos Network fiber footprint
- Early stages of 4G LTE rollout
  - Conversion from T-1, microwave and SONET to Carrier Ethernet
  - Significant New LTE site builds/network densification
  - Continued FTTC share gains expected
- Carrier Ethernet more scalable than SONET of other providers
- FTTC operating leverage drives margin expansion opportunity

Anticipated FTTC Trends

	3Q14		Long-Term Estimate[1]
FTTC Unique Tower	708	→	1,875
Tenants/Unique Tower	~1.3	→	1.65x
Monthly Revenue/Connection	~$1,750	→	~$2,300
Monthly Revenue/Unique Tower	~$2,300	→	~$3,800

FTTC Opportunity



825 Sites Targeted by 2014YE
CAGR: 75%
132
+129
261
+279
540
+168
708
1,875[2]
3Q11
3Q12
3Q13
3Q14
Long-Term Goal

[1] Represents management's long-term estimates prepared using data from industry publications and its market knowledge and experience. Management's estimates have not been verified by any independent source and are subject to various risks and uncertainties, which could cause actual results to materially deviate from estimates. You should not regard the inclusion of an estimate in this presentation as a representation by any person of future results

[2] Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved

Continued Shift in FTTC Revenue Towards 100% Ethernet

Monthly Recurring FTTC Revenue



($ in Thousands)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,522
$1,297
$225
$1,655
$1,530
$125
$2,750
$990
$1,635
$125
Jan-14
Sept-14
Oct-14
TDM Billings
Ethernet Billings
Total Backlog
TDM is Less than 5% of Current Total Monthly FTTC Revenue under Contract

FTTC Revenue Growth

- FTTC as a percentage of total Lumos fiber Data revenue
  - 2012: ~8%
  - 2013: ~14%
  - 2014E: ~19%

Annual FTTC Revenue


($ in Millions)
$6.8
$14.3
$20.0
2012
2013
2014E

Long-term goal of $85 million [1]

[1] Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved

LUMOS NETWORKS

Key Enterprise Accounts

DuPont Community Credit Union

United Bank

Spilman Thomas & Battle, PLLC
Attorneys at Law

Reliance Bank
Mutually Rooted With The Community

Bank of The James

The City of Lynchburg

Horizon
www.horizonbh.org

HCA
Hospital Corporation of America

West Virginia Network

Virginia's Community Colleges

Hollins University

St. Anne's-Belfield School

Eastern Mennonite University

Mary Baldwin College

Celebrating 10 Years
New River Community and Technical College
2003-2013

Bridgewater College

VCU Health System
Virginia Commonwealth University

Marshall University

Roanoke College

On-Net Building Expansion Trends Continue

- 100% fiber fed portfolio of lit buildings
- Average growth of ~13 buildings/month over the last 12 months
- Increases on-net revenue and opens up opportunity for additional FTTC builds
- Connected to 28 total data centers



On-Net Buildings
CAGR: 15%
949
1,150
1,303
1,456
3Q11
3Q12
3Q13
3Q14

[1] Based on Lumos Networks' analysis of data from Equifax Telecom and Stratsoft

Snapshot of Enterprise Renewal Program

- Renewal program focuses on locking-in existing revenue and reducing Enterprise churn
- 15% of Enterprise revenue renewed for an average of 39.5 months in the first three quarters of 2014

New Contract Amounts



($ in Thousands)
$149
$159
$207
$516
1Q14
2Q14
3Q14
Total YTD

Total Contract Amounts



($ in Thousands)
$4,822
$6,685
$10,368
$21,875
1Q14
2Q14
3Q14
Total YTD

Average Contract Term



(Months)
32.8
44.0
41.6
39.5
1Q14
2Q14
3Q14
Total Avg

Proven Edge-Out Strategy Driven by Customer Demand

- Expand into contiguous markets to pursue new FTTC, Data Center, Transport and Enterprise opportunities
- Leveraging existing customer base and assets with experienced in-market teams
- Richmond, VA and Western PA meaningfully increase addressable market

Richmond, VA	Western PA
▪ 110 Mile 100G enabled fiber network ▪ Anchor enterprise and carrier customers signed ▪ Significant data center opportunities, recently connected Peak 10 and QTS ▪ ~$4.5 million in annualized Enterprise and Transport sales bookings ▪ Pivot point for critical long-haul routes between Ashburn, VA and Charlottesville, VA	▪ Expansion of fiber assets in Western PA – leverage existing fiber by adding on / off ramps ▪ Offer diverse routes in and out of Pittsburgh, PA ▪ Completed key routes from Pittsburgh, PA to Harrisburg, PA and Ashburn, VA ▪ Requires increased Metro ring investment to extract full market potential

Carrier End User: Growth Momentum Continues

Significant Expansion of Near-Net List to 104k

New Distribution Channel for Enterprise Data

- Leverage Lumos Networks' 7,645 mile fiber footprint to target incremental Enterprise customers with thousands of sales people from leading national service providers
- Over 30+ MSAs signed or pending with major U.S. operators, MSOs and fiber companies operating in our footprint
- Pro-Forma "Near-Net" List buildings within ½ mile of our footprint expanded to 104,000 (67,000 pre-expansion) after accounting for planned 665 fiber route-mile build in the Norfolk, Richmond, Petersburg and Hampton Roads Virginia Metro markets.

Carrier End User Sales Bookings

- 1Q14: ~$34,000
- 2Q14: ~$60,000
- 3Q14: $104,000

LUMOS NETWORKS

Data Center Fiber Connection Strategy

28 Total Data Center Connections

- 28 Total Data Center Connections as of 3Q14:
    - Includes: Commercial, Private and Lumos Operated Data Centers
- Key Data Center Relationships: Peak 10, Iron Mountain, QTS, DC Corp, Alpha Technologies
- Increasingly, Enterprise traffic moving to data centers with customers requesting secure, fiber bandwidth access to those locations
- ~100 + data center market opportunity within existing footprint
- Lumos is under-penetrated in data center connections relative to fiber peers. Data center connections represent significant fiber bandwidth revenue upside

Key Virginia 100G Long-Haul Fiber Routes

Charlottesville, VA to Richmond, VA

- Completed in June 2014
- 53 Mile 100G DWDM all-IP Long-Haul Fiber Route
- Reduces Significant Type 2 Leased Access Costs
- Expanded Fiber Breadth to Reach Incremental Data Centers, Enterprises and FTTC Opportunities

Richmond, VA to Ashburn, VA

- 4Q14 Scheduled Completion
- Creates Fully-Redundant all-IP 100G Route between all 3 Virginia Cities
- Straight-Shot Fiber Access into Ashburn, the "Data Center Capital of the World"
- Critical Element in Creating the Densest Fiber Network in the Mid-Atlantic

Richmond, VA to Norfolk, VA

- 150 Mile Fiber Route-Mile Build Planned with Announced Market Expansion

LUMOS NETWORKS

Selected Financial Highlights

Data Revenue


($ in Millions)
$26.1
$26.9
$26.1
$26.7
$26.5
3Q13
4Q13
1Q14
2Q14
3Q14

Data as a % of Total Revenue


50.5%
52.8%
52.2%
53.2%
52.4%
3Q13
4Q13
1Q14
2Q14
3Q14

Data Gross Margin [1]


85.1%
85.1%
84.0%
85.3%
85.1%
3Q13
4Q13
1Q14
2Q14
3Q14

Data Adjusted EBITDA Margin [2]


49.9%
52.0%
48.7%
50.2%
49.0%
3Q13
4Q13
1Q14
2Q14
3Q14

[1] Defined as operating revenues less network access costs divided by operating revenues for Data segment
[2] Defined as Adjusted EBITDA divided by operating revenues for Data segment

Liquidity and Debt Maturities

- Debt refinancing completed in April 2013
- Liquidity to support growth capital requirements
  - $36.5 million in cash
  - $50 million undrawn revolver capacity
- No near term debt maturities
- Bank commitments obtained in October 2014 for up to $30 million for new Term Loan C, subject to customary closing conditions

Capitalization

($ in Millions)	As of 9/30/2014
Cash and Marketable Securities	$36.5
Revolving Credit Facility ($50MM)	$0.0
Term Loan A	98.8
Term Loan B	271.6
Capital Leases	5.2
Total Debt	**$375.6**

Debt Maturity Profile

($ in Millions)



$1.9
$7.7
$7.7
$12.8
$80.3
$259.9[1]
2014
2015
2016
2017
2018
2019

Note: Excludes capital leases
[1] Excludes bank commitments for up to $30 million for new Term Loan C

LUMOS NETWORKS

3Q14 Snapshot

3Q14 Metrics

($ in Millions)

	3Q13	2Q14	3Q14
Revenue	$51.6	$50.2	$50.5
Adjusted EBITDA	$23.0	$22.7	$32.9
% Margin	*44.6%*	*45.3%*	*65.1%*
Capital Expenditures	$19.0	$19.2	$26.9
% of Revenue	*36.8%*	*38.2%*	*53.2%*

3Q14 Balance Sheet & Valuation

($ in Millions)

Cash and Marketable Securities	$36.5
Total Long-Term Debt	$375.6
Net Long-Term Debt	$339.1
Market Capitalization[1]	$363.9
Enterprise Value	$703.0

[1] Based on closing share price of $16.24 as of 11/05/2014 and 22,413,102 shares outstanding as of 9/30/2014

Key 3Q14 Accomplishments

- Data comprises 52% of total revenue
- Completed installation of 35 FTTC sites
- Maintained 73% ratio for success-based/growth capital projects
- Project Ark launched in 3Q14; FTTC traffic routed onto Network in September
- Connected 2 new data centers and 36 on-net buildings
- Added 97 miles to Lumos fiber network
- Expanded Pro-Forma Near-Net list to 104k buildings

LUMOS NETWORKS

Historical Financial Metrics by Segment

($ in Thousands)	FYE 2012				FYE 2013				FYE 2014			% of 3Q14
	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	Total
Revenue												
Data	$21,322	$21,883	$22,664	$24,424	$25,369	$25,706	$26,094	$26,943	$26,137	$26,707	$26,488	*52.4%*
Residential and Small Business	24,004	23,379	23,173	21,905	21,057	20,453	20,055	19,094	18,647	18,290	17,668	*35.0%*
RLEC Access	6,086	5,541	6,140	6,350	6,108	6,152	5,478	4,966	5,306	5,168	6,360	*12.6%*
Total Revenue	**$51,412**	**$50,803**	**$51,977**	**$52,679**	**$52,534**	**$52,311**	**$51,627**	**$51,003**	**$50,090**	**$50,165**	**$50,516**	**100.0%**
% Sequential Growth		*(1.2%)*	*2.3%*	*1.4%*	*(0.3%)*	*(0.4%)*	*(1.3%)*	*(1.2%)*	*(1.8%)*	*0.1%*	*0.7%*	
% YoY Growth by Segment												
Data					*19.0%*	*17.5%*	*15.1%*	*10.3%*	*3.0%*	*3.9%*	*1.5%*	
Residential and Small Business					*(12.3%)*	*(12.5%)*	*(13.5%)*	*(12.8%)*	*(11.4%)*	*(10.6%)*	*(11.9%)*	
RLEC Access					*0.4%*	*11.0%*	*(10.8%)*	*(21.8%)*	*(13.1%)*	*(16.0%)*	*16.1%*	
Gross Profit[1]												
Data	$17,671	$18,017	$18,753	$20,428	$21,338	$21,827	$22,206	$22,940	$21,963	$22,788	$22,551	*56.0%*
Residential and Small Business	15,891	15,068	15,555	14,526	13,934	13,831	13,601	12,677	12,107	12,019	11,355	*28.2%*
RLEC Access	6,086	5,541	6,140	6,350	6,108	6,152	5,478	4,966	5,306	5,168	6,360	*15.8%*
Total Gross Profit	**$39,648**	**$38,626**	**$40,448**	**$41,304**	**$41,380**	**$41,810**	**$41,285**	**$40,583**	**$39,376**	**$39,975**	**$40,266**	**100.0%**
Adjusted EBITDA[2]												
Data	$11,118	$11,287	$11,555	$12,762	$13,124	$13,355	$13,012	$14,011	$12,717	$13,395	$12,984	*57.2%*
Residential and Small Business	6,788	6,007	6,273	5,699	6,697	6,356	5,691	5,917	5,544	5,230	4,503	*19.8%*
RLEC Access	4,385	3,812	4,453	4,750	4,874	4,840	4,343	4,104	4,306	4,098	5,214	*23.0%*
Adjusted EBITDA,before curtailment gain	**$22,291**	**$21,106**	**$22,281**	**$23,211**	**$24,695**	**$24,551**	**$23,046**	**$24,032**	**$22,567**	**$22,723**	**$22,701**	**100.0%**
Curtailment gain[3]	0	0	0	0	0	0	0	0	0	0	10,207	
Total Adjusted EBITDA	**$22,291**	**$21,106**	**$22,281**	**$23,211**	**$24,695**	**$24,551**	**$23,046**	**$24,032**	**$22,567**	**$22,723**	**$32,908**	
% Sequential Growth, normalized		*(5.3%)*	*5.6%*	*4.2%*	*6.4%*	*(0.6%)*	*(6.1%)*	*4.3%*	*(6.1%)*	*0.7%*	*(0.1%)*	
% Margin, normalized	*43.4%*	*41.5%*	*42.9%*	*44.1%*	*47.0%*	*46.9%*	*44.6%*	*47.1%*	*45.1%*	*45.3%*	*44.9%*	

[1] Defined as operating revenues less network access costs

[2] Defined as net income attributable to Lumos Networks before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, net income or loss attributable to noncontrolling interests, other income or expenses, equity-based compensation charges, acquisition-related charges, amortization of actuarial losses on retirement plans, employee separation charges, restructuring-related charges, gain or loss on settlements and gain or loss on interest rate swap derivatives. See note from the Company on "Use of Non-GAAP Measures" on Slide 1

[3] The Company recorded a $10.2 million curtailment gain in the third quarter of 2014 related to the elimination of certain medical benefits under the postretirement plan, which was not allocated to the operating segments.

LUMOS NETWORKS

Financial Guidance

($ in Millions)	2Q14 Actual	3Q14 Actual	FY 2014 Guidance[1]
Revenue			
Data	**$26.7**	**$26.5**	**~$107**
% of Total	53.2%	52.4%	~53%
Residential & Small Business	**$18.3**	**$17.7**	**~$71**
% of Total	36.5%	35.0%	~36%
Access	**$5.2**	**$6.4**	**~$22**
% of Total	10.3%	12.6%	~11%
Total	**$50.2**	**$50.5**	**~$200**
Adjusted EBITDA, normalized[2]	**$22.7**	**$22.7**	**~$90**
% Margin	45.3%	44.9%	~45%
Total Capex	**$19.2**	**$26.9**	**~$85**
% Success-Based/Growth Capex	73%	73%	73%

[1] Guidance as of date of 3Q14 earnings release dated November 6, 2014

[2] Normalized Adjusted EBITDA excludes the impact of a $10.2 million curtailment gain for the elimination of other postretirement plan medical benefits recognized in the third quarter of 2014.

LUMOS NETWORKS

Reconciliation of Net Income Attributable to Lumos Networks Corp. to Operating Income

($ in Millions)	Year Ended					
	FY2008	FY2009	FY2010	FY2011	FY2012	FY2013
Net Income (Loss) Attributable to Lumos Networks Corp.	$22.7	$23.4	$20.8	($43.9)	$16.3	17.8
Net Income Attributable to Noncontrolling Interests	0.0	0.0	0.1	0.1	0.1	0.1
Net Income (Loss)	22.8	23.4	20.9	(43.9)	16.4	17.9
Interest Expense	1.4	1.5	5.8	12.0	11.9	14.2
Loss on Interest Rate Derivatives	-	-	-	-	1.9	0.1
Income Tax Expense (Benefit)	14.9	15.8	14.5	(4.4)	11.0	12.0
Other (Income) Expense, net	(0.1)	(0.1)	(0.0)	(0.1)	(0.1)	1.6
Operating Income (Loss)	**$39.0**	**$40.5**	**$41.1**	**($36.4)**	**$41.2**	**$45.8**

($ in Millions)	Three Months Ended								
	9/30/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014
Net Income Attributable to Lumos Networks Corp.	$6.3	$1.9	$6.4	$4.8	$2.5	$4.1	$4.1	$3.8	$10.2
Net Income Attributable to Noncontrolling Interests	0.1	0.0	0.1	0.0	0.0	-	0.0	0.0	0.0
Net Income	6.5	2.0	6.5	4.8	2.6	4.1	4.1	3.9	10.2
Interest Expense	3.1	2.9	3.1	3.4	3.8	3.8	4.0	3.8	4.0
Loss (Gain) on Interest Rate Derivative	0.3	1.3	(0.2)	(0.3)	0.6	0.0	(0.1)	0.0	(0.3)
Income Tax Expense	3.6	1.0	4.3	3.2	1.5	3.0	3.0	2.7	6.7
Other (Income) Expense, net	(0.0)	(0.0)	(0.0)	0.9	(0.1)	0.8	(0.2)	(0.2)	(0.2)
Operating Income	**$13.3**	**$7.2**	**$13.7**	**$12.1**	**$8.3**	**$11.7**	**$10.8**	**$10.2**	**$20.4**

LUMOS NETWORKS

Adjusted EBITDA Reconciliation

($ In Millions)	Year Ended			
	FY2010	FY2011	FY2012	FY2013
Operating Income (Loss)	$41.1	($36.4)	$41.2	$45.8
Depreciation and Amortization	31.4	43.2	39.0	42.4
Equity Based Compensation	1.5	2.4	3.9	6.8
Asset Impairment Charge	-	86.3	-	-
Amortization of Actuarial Losses	-	-	1.8	1.2
Business Separation Charges	-	1.4	-	-
Acquisition Related Charges	3.0	0.1	-	-
Employee Separation Charges	-	-	2.3	-
Restructuring Charges	-	-	3.0	0.1
Gain on Settlements, net	-	-	(2.3)	-
Adjusted EBITDA	**$77.1**	**$96.9**	**$88.9**	**$96.3**

($ in Millions)	Three Months Ended								
	9/30/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014
Operating Income	$13.3	$7.2	$13.7	$12.1	$8.3	$11.7	$10.8	$10.2	$20.4
Depreciation and Amortization	9.7	11.2	9.6	10.8	11.2	10.8	10.7	11.2	11.3
Equity Based Compensation	1.1	1.0	1.0	1.3	3.2	1.2	0.8	1.2	1.1
Amortization of Actuarial Losses	0.4	0.4	0.3	0.3	0.3	0.3	0.1	0.1	0.1
Employee Separation Charges	0.0	0.3	-	-	-	-	0.2	0.0	-
Restructuring Charges	-	3.0	0.0	-	0.0	-	-	-	-
Gain on Settlements, net	(2.3)	-	-	-	-	-	-	-	-
Adjusted EBITDA	**$22.3**	**$23.2**	**$24.7**	**$24.6**	**$23.0**	**$24.0**	**$22.6**	**$22.7**	**$32.9**